Capital Disclosures -Summary of Reconciliation of Net Debt Plus Shareholders' Equity (Detail) - CAD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022		Dec. 31, 2021
Disclosure of Reconciliation of Net debt to EBITDA ratio [Line Items]
Long-term debt	$ 1,214,918	$ 1,390,325
Cash and cash equivalents	(126,089)	(253,776)	[1]	$ (172,758)
Net debt	1,088,829	1,136,549
Total shareholders' equity	1,394,022	1,542,908		$ 1,353,754
Total capital	$ 2,482,851	$ 2,679,457

[1]	Certain balances as at December 31, 2022 have been re-presented as a result of measurement period adjustments for the acquisition of Exterran as required by IFRS 3 “Business Combinations”, refer to Note 6 “Acquisition” for more information.